SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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SYNUTRA INTERNATIONAL, INC.

(Name of Registrant As Specified In Its Charter)

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Synutra International, Inc.
2275 Research Blvd., Suite 500
Rockville, Maryland 20850

To our Stockholders:

The purpose of this letter is to inform you that we intend to complete the following actions:

•	ACTION ONE: Amend and restate Synutra’s Certificate of Incorporation;

•	ACTION TWO: Adopt the Synutra International, Inc. 2008 Stock Incentive Plan; and

•	ACTION THREE: Amend and restate Synutra’s Bylaws.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
AND NO STOCKHOLDER MEETING WILL BE HELD
TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

Pursuant to Section 228 of the Delaware General Corporations Law, the actions contemplated in the accompanying Information Statement may be accomplished with the approval of our Board of Directors and the written consent of our majority stockholder in lieu of a meeting of stockholders. Therefore, we are not asking for a proxy and you are not required to send one.

The accompanying Information Statement is for informational purposes only, and explains: (i) the amendment and restatement of our Certificate of Incorporation; (ii) the Synutra International, Inc. 2008 Stock Incentive Plan; and (iii) the amendment and restatement of our Bylaws. Please read the accompanying Information Statement carefully.

The action to adopt the 2008 Stock Incentive Plan, if not revoked or terminated, will not become effective until twenty (20) calendar days after the date this Information Statement is first sent or given to our stockholders. The action to amend and restate our Certificate of Incorporation, if not revoked or terminated, will not become effective until twenty (20) calendar days after the date this Information Statement is first sent or given to our stockholders and the date of filing of the Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State, which will occur immediately thereafter.

By Order of the Board

September 8, 2008

By:	/s/ Liang Zhang
Mr. Liang Zhang
Chairman of the Board

Synutra International, Inc.
2275 Research Blvd., Suite 500
Rockville, Maryland 20850
___________________

INFORMATION STATEMENT PURSUANT TO SECTION 14C
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C THEREUNDER
____________________

INTRODUCTION

This information statement (this “Information Statement”) will be mailed on or about September 8, 2008 to the stockholders of record of Synutra International, Inc., a Delaware corporation (the “Company”), at the close of business on June 11, 2008 (the “Record Date”). This information statement is sent to you for informational purposes only. No action is requested on your part. We are furnishing this Information Statement to our stockholders to inform you of the approval by the Board of Directors of the Company (the “Board”), at a meeting of the Board on June 11, 2008 (the “Board Approval”), and by written consent of the Company’s majority stockholder, dated June 11, 2008, in lieu of a special meeting of stockholders (the “Stockholder Consent”), pursuant to Section 228 of the Delaware General Corporations Law (the “DGCL”), of the actions set forth below (the “Actions”):

•
ACTION ONE: Approval of the amendment and restatement of the Company’s Certificate of Incorporation to: (i) implement a staggered Board of Directors with three classes; (ii) clarify the rights of holders of the Company’s common stock, par value $0.0001 (the “Common Stock”); (iii) clarify the Board’s authority with respect to the Company’s preferred stock, $0.0001 (the “Preferred Stock”); (iv) increase the minimum size of the Board to four (4); and (v) make any such other changes to the Certificate of Incorporation as are necessary and/or incidental to the foregoing (the “Charter Amendments”);

•	ACTION TWO: Approval of the adoption of the Synutra International, Inc. 2008 Stock Incentive Plan (the “2008 Plan”); and

•
ACTION THREE: Approval of the amendment and restatement of the Company’s Bylaws to: (i) revise the advance notice provision for stockholder business and stockholder nominees to be presented at an annual meeting of stockholders; (ii) provide for plurality voting with respect to the election of directors; (iii) authorize the issuance of uncertificated shares; (iv) authorize the adoption of a Rights Plan by the Board of Directors; and (v) make any such other changes to the Bylaws as are necessary and/or incidental to the foregoing (the “Bylaw Amendments”).

The Stockholder Consent was executed by the holder of at least a majority of the issued and outstanding shares of Common Stock entitled to vote on the matters set forth herein.

The action to adopt the 2008 Stock Incentive Plan, if not revoked or terminated, will not become effective until twenty (20) calendar days after the date this Information Statement is first sent or given to our stockholders. The action to amend and restate our Certificate of Incorporation, if not revoked or terminated, will not become effective until twenty (20) calendar days after the date this Information Statement is first sent or given to our stockholders and the date of filing of the Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State, which will occur immediately thereafter.

VOTING INFORMATION

As of the Record Date, we had authorized 250,000,000 shares of Common Stock, of which 54,000,713 shares were issued and outstanding.   Each share of common stock has one vote.

As of the Record Date of June 11, 2008, Beams Power Investment Limited, a British Virgin Islands company (“Beams”), owned 36,000,000 shares of Common Stock, representing 66.67% of all the Common Stock issued and outstanding. On June 11, 2008, Beams executed the Stockholder Consent: (i) authorizing the Company to amend its Articles of Incorporation and (ii) approving the 2008 Plan.

The Stockholder Consent satisfies the stockholder approval requirement pursuant to Section 228 of the DGCL for the actions to amend and restate the Certificate of Incorporation and adopt the 2008 Stock Incentive Plan. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, the actions will not be effective until a date at least 20 days after the date on which this Information Statement has been mailed to stockholders. We anticipate that these actions will be effected on or about the close of business on September 29, 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Common Stock is the only outstanding class of voting securities of the Company. The following table sets forth, as of January 26, 2008, the number and percentage of shares of Common Stock beneficially owned by (i) each person known to Synutra to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of Synutra, (iii) each Named Executive Officer, and (iv) all directors and executive officers of Synutra as a group. Unless otherwise indicated in a footnote, each person listed below possesses sole voting and investment power with respect to the shares indicated as beneficially owned by him or her, subject to community property laws where applicable.

Percentage of class is based on 54,000,713 shares of common stock outstanding as of January 26, 2008. Unless otherwise noted below, the business address of the persons listed on the table is 2275 Research Blvd., Suite 500, Rockville, Maryland 20850.

Name	Number of Shares Beneficially Owned (1)(2)	Percentage of all Common Stock Outstanding (3)
OFFICERS AND DIRECTORS

Liang Zhang, Director and Chief Executive Officer(1)	36,000,000	66.67%
Lawrence Lee, Chief Financial Officer	—	—
Weiguo Zhang, President and Chief Operating Officer	2,000	*
William W. Wu, Director and President of Marketing and Sales	—	—
Jinrong Chen, Director	—	—
Yiu-Chun Chan, Director	—	—
Lei Lin, Director	—	—
Xisen Mu, President of Production	—	—
All Officers and Directors as a Group	36,002,000	66.67%

PRINCIPAL STOCKHOLDER

Warburg Pincus Private Equity IX, L.P.(2)	4,000,000	7.41%

___________

* Less than 1%.

(1)
Includes 36,000,000 shares owned by Beams Power Investment Limited, or Beams, a British Virgin Islands company. Liang Zhang has dispositive and voting power over investments by Beams. Liang Zhang’s wife, Xiuqing Meng, is the sole shareholder and director of Beams.

(2)
According to a Schedule 13D filed by Warburg Pincus Private Equity IX, L.P., or WP IX with the SEC on June 20, 2007, Warburg Pincus IX LLC, or WP IX LLC is the sole general partner of WP IX. Warburg Pincus Partners LLC, or WP Partners, is the sole managing member of WP IX LLC, and Warburg Pincus & Co., or WP, is the sole managing member of WP Partners. Charles R. Kaye and Joseph P. Landy are general partners of WP and managing members and co-presidents of Warburg Pincus LLC, or WP LLC, which manages WP IX. WP, WP Partners, WP IX LLC, WP IX and WP LLC are collectively referred to as the “Warburg Pincus Entities.” Messrs. Kaye and Landy may be deemed to indirectly beneficially own the shares held by WP IX because of their affiliation with the Warburg Pincus Entities. Messrs. Kaye and Landy disclaim beneficial ownership of the shares held by WP IX except to the extent of their pecuniary interest therein. The address of the Warburg Pincus Entities is 466 Lexington Avenue, New York, New York, 10017.

ACTION ONE
CHARTER AMENDMENTS

Summary

Pursuant to the Board Approval and the Stockholder Consent, the Company has received the requisite Board approval and stockholder votes to amend and restate the Certificate of Incorporation of the Company (the “New Charter”), a copy of which is included with this Information Statement as Appendix A, to:

•	implement a staggered Board of Directors with three classes;

•	clarify the rights of holders of the Company’s Common Stock;

•	clarify the Board’s authority with respect to the Company’s Preferred Stock;

•	increase the minimum size of the Board to four (4) directors; and

•	make such other changes to the Certificate of Incorporation as are necessary and/or incidental to the foregoing.

The action to amend and restate our Certificate of Incorporation, if not revoked or terminated, will not become effective until twenty (20) calendar days after the date this Information Statement is first sent or given to our stockholders and the date of filing of the Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State, which will occur immediately thereafter.

The following summary of the Charter Amendments is qualified in its entirety by reference to the full text of the New Charter, which you are encouraged to read in its entirety.

Staggered Board

The election of directors is currently governed by our Bylaws, which provides that all directors are to be elected annually for a term of one year, to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. In connection with the approval of the New Charter, the Certificate of Incorporation will be amended and restated to provide for the division of the Board into three (3) classes to allow for staggered terms of office, with one class of directors elected each year and each director so elected serving for a term of three (3) years. Section 141(d) of the Delaware General Corporation Law permits either the certificate of incorporation or the bylaws of a corporation to provide for the classification of directors for staggered terms of office. Neither the Company’s Certificate of Incorporation nor its Bylaws, in their current form, contain any such provision.

The amendment provides for the creation of three (3) classes of directors, as nearly equal in size as possible. Upon their initial election, each director shall serve for a term ending on the third annual meeting following the annual meeting at which such director was elected or until such director’s successor shall have been duly elected and qualified, provided, however, that the directors first elected to Class I shall serve for a term ending on the annual meeting date next following the end of calendar year 2008, the directors first elected to Class II shall serve for a term ending on the second annual meeting date next following the end of calendar year 2008, and the directors first elected to Class III shall serve for a term ending on the third annual meeting date next following the end of calendar year 2008. The result of this process is that approximately one-third (1/3) of the Board will be up for election each year. Should a vacancy occur or be created on the Board, such vacancy shall be filled by a majority vote of the then serving directors, and such newly appointed director shall serve until the end of the term of such class.

The Board believes that a staggered board serves the best interests of the Company and its stockholders by promoting the continuity and stability of the Company and its business. By implementing a staggered election of directors, the Company can ensure that, at any given time, at least a majority of the directors will have had prior experience on the Board. The Board also believes that classification may enhance the Company’s ability to attract and retain well-qualified individuals who are able to commit the necessary time and resources to understand the Company, its business affairs and operations. The continuity and quality of leadership that results from a staggered Board should, in the opinion of the Board, promote the long-term value of the Company. Staggered terms for directors may also moderate the pace of change in the Board by extending the time required to elect a majority of directors from one to two annual meetings of stockholders. This delay is designed to reduce the vulnerability of the Company to unsolicited takeover attempts and attempts to compel the Company’s restructuring or otherwise force it into an extraordinary transaction. The Board believes that this delay also serves the best interests of the Company and its stockholders by encouraging potential acquirors to negotiate with the Board rather than act unilaterally. The Board believes that under most circumstances it will be able to obtain the best terms for the Company and the stockholders if it is in a position to negotiate effectively on their behalf.

The implementation of a staggered board is not in response to any specific effort of which the Company is aware to accumulate the Company’s stock or to obtain control of the Company through a proxy solicitation in opposition to management.

Although the creation of a staggered board of directors is designed as a protective measure for the Company’s stockholders, the creation of a staggered board of directors may have the effect of preventing stockholders from realizing an opportunity to sell their shares of capital stock at higher than market prices by deterring unsolicited tender offers or other efforts to obtain control of the Company.

In addition, staggered board provisions will generally delay, deter or impede changes in control of the Board or the approval of certain stockholder proposals that might have the effect of facilitating changes in control of the Board, even if the holders of a majority of the Company’s voting securities believe the changes or actions would be in the best interests of the Company and its stockholders. For example, classifying the Board would operate to increase the time required for someone to obtain control of the Company without the cooperation or approval of the incumbent Board, even if that person holds or acquires a majority of the voting power.

Section 141(k)(1) of the DGCL provides that, unless a corporation’s certificate of incorporation specifically provides otherwise, if a corporation has a staggered board, the directors of the corporation may only be removed by the stockholders for cause. The Certificate of Incorporation does not have a provision allowing stockholders to remove directors without cause. The inability of stockholders to remove directors without cause will make the removal of any director more difficult (unless cause is readily apparent), even if a majority of the stockholders believe removal is in their best interest.

The Board considered the potential adverse impact of this Charter Amendment and concluded that such adverse effects are outweighed by the benefits this Charter Amendment would afford the Company and its stockholders.

Common Stock and Preferred Stock

The New Charter more fully describes the rights of the holders of the Common Stock, as well as the authorized powers of the Board with respect to the Preferred Stock of the Company.

Common Stock. The Certificate of Incorporation will be amended in order to more fully disclose the rights of the holders of the Common Stock, including, but not limited to: (i) that the Common Stock is junior to the Preferred Stock; (ii) that except as specifically otherwise required by law, at every meeting of the stockholders and for any permitted or required action effected by a written consent of the stockholders of the Company, the holders of Common Stock shall be entitled to one (1) vote per share on all matters either presented for a vote of the stockholders of the Company or presented for such a written consent; (iii) that in the event dividends are declared and paid, the holders of Common Stock shall be entitled to receive such dividends pro rata according to their respective holdings of shares of Common Stock; and (iv) that subject to the rights of the Preferred Stock, in the event of any liquidation of the Company, all remaining assets of the Company shall be distributed to holders of the Common Stock pro rata at the same rate per share of Common Stock according to their respective holdings of shares of the Common Stock.

Preferred Stock. The Certificate of Incorporation will be amended in order to more fully disclose the specific authorities of the Board over the Preferred Stock of the Company. The New Charter will provide that the authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination of the following: (i) the designation of a series of Preferred Stock; (ii) the number of shares initially constituting such series; (iii) the increase, and the decrease of the number of shares constituting such series to a number not less than the number of the then outstanding shares of such series; (iv) the rates, conditions, preferences, and accumulation of dividends; (iv) the redemption of shares; (v) the rights of holders, in the event of a voluntary or involuntary liquidation; (vi) voting rights; (vii) the establishment of a sinking fund for the redemption of shares; (viii) conversion and exchange rights; and (ix) any other relative rights, preferences and limitations of such series. The ability of the Board to determine the number of shares in a series, and to increase and decrease the number of shares constituting such series, could potentially decrease the amount of earnings and assets available for distribution to holders of shares of common stock. In addition, such authority may also adversely affect the rights and powers, including voting rights, of such stockholders and may have the effect of delaying, deterring or preventing a change in control of the Company. At this time, the Company has no plans, proposals or arrangements to issue shares of preferred stock in connection with an acquisition or financing transaction.

Board Size

The New Charter will provide that the number of the Company’s directors will be not less than four (4) nor more than ten (10) and that the exact number of directors will be fixed from time to time exclusively by the Board, by a resolution adopted by the majority of the Board. The Bylaws contain a similar provision which will be amended to conform to the New Charter. The effect of such a provision is that the stockholders of the Company, acting on their own, will not have the power to amend the Bylaws for the purpose of increasing the size of the Board and fill the new directorships with their own representatives. The Company believes that it is important to reinforce the classified board provision in this way in order to protect against potentially abusive takeover tactics and efforts to acquire control of the Company at a price or on terms that are not in the best interests of all stockholders. Protecting the classified board structure will help ensure that the incumbent board of directors will be given the time and opportunity to evaluate any proposals for acquisition of control of the Company and assess and develop alternatives in a manner consistent with their responsibility to the Company’s stockholders, without the pressure created by the threat of imminent loss of control.

The Board considered the potential adverse impact of this Charter Amendment and concluded that such adverse effects are outweighed by the benefits this Charter Amendment would afford the Company and its stockholders.

ACTION TWO
2008 STOCK INCENTIVE PLAN

Summary

Pursuant to the Board Approval and the Stockholder Consent, the Board and the Company’s majority stockholder, pursuant to the requisite vote under DGCL Section 228, approved the 2008 Plan, a copy of which is included with this Information Statement as Appendix B. The actions to adopt the 2008 Stock Incentive Plan, if not revoked or terminated, will not become effective until twenty (20) calendar days after the date this Information Statement is first sent or given to our stockholders.

The Company believes that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of the Company, and that incentive compensation plans like the proposed 2008 Plan are an important attraction, retention and motivation tool for participants in the plan.

The following summary of the 2008 Plan is qualified in its entirety by reference to the full text of the 2008 Plan, which you are encouraged to read in its entirety.

Description of the 2008 Stock Incentive Plan

Purpose. The purpose of the 2008 Plan is to promote the success of the Company and the interests of its stockholders by providing an additional means for us to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the Company. Equity-based awards are also intended to further align the interests of award recipients and our stockholders.

Administration. The Board or one or more committees appointed by the Board will administer the 2008 Plan. The Board has delegated general administrative authority for the 2008 Plan to the Compensation Committee.  A committee may delegate some or all of its authority with respect to the 2008 Plan to another committee of directors, and certain limited authority to grant awards to employees may be delegated to one or more officers of the Company. (The appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator”).

The Administrator has broad authority under the 2008 Plan with respect to award grants including, without limitation, the authority:

•	to select participants and determine the type(s) of award(s) that they are to receive;

•	to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•	to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•	to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	subject to the other provisions of the 2008 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

•
to allow the purchase price of an award or shares of the Company’s common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of the Company’s common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

No Repricing. In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option or stock appreciation right award under the 2008 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award.

Eligibility. Persons eligible to receive awards under the 2008 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, all officers and employees of the Company and its subsidiaries (including all of the Company’s named executive officers), and each of the Company’s non-employee directors, are considered eligible under the 2008 Plan.

Authorized Shares; Limits on Awards. The maximum number of shares of the Company’s common stock that may be issued or transferred pursuant to awards under the 2008 Plan is 12,500,000 shares. The following other limits are also contained in the 2008 Plan:

•	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 12,500,000 shares.

•	The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 200,000 shares.

•
“Performance-Based Awards” under Section 5.2 of the 2008 Plan payable only in cash and not related to shares and granted to any participant in any one calendar year will not provide for payment of more than $1,500,000.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2008 Plan. In the event that shares are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award shall be counted against the share limits of the 2008 Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits with respect to such exercise.) Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2008 Plan will again be available for subsequent awards under the 2008 Plan. Shares that are exchanged by a participant or withheld by the Company to pay the exercise price of an award granted under the 2008 Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the 2008 Plan. In addition, the 2008 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2008 Plan. The Company may not increase the applicable share limits of the 2008 Plan by repurchasing shares of common stock on the market (by using cash received through the exercise of stock options or otherwise).

Types of Awards. The 2008 Plan authorizes stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in the Company’s common stock or units of the Company’s common stock, as well as cash bonus awards pursuant to Section 5.2 of the 2008 Plan. The 2008 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

A stock option is the right to purchase shares of the Company’s common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of the Company’s common stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2008 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2008 Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a share of the Company’s common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally may not be less than the fair market value of a share of the Company’s common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

The per share exercise price of an option or the per share base price of a stock appreciation right may, however, be less than the fair market value of a share of the Company’s common stock on the date of grant if the option or stock appreciation right will be treated as a full-value award under the share-counting rules for the 2008 Plan described above.

The other types of awards that may be granted under the 2008 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards granted consistent with Section 5.2 of the 2008 Plan as described below.

Performance-Based Awards. The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code (“Performance-Based Awards”). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2008 Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.

The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of the Company on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose will include one or more of the following: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards” above). Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

Deferrals. The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

Assumption and Termination of Awards. Generally, and subject to limited exceptions set forth in the 2008 Plan, if the Company dissolves or undergoes certain corporate transactions such as a merger, business combination, or other reorganization, or a sale of substantially all of its assets, all awards then-outstanding under the 2008 Plan will become fully vested or paid, as applicable, and will terminate or be terminated in such circumstances, unless the Administrator provides for the assumption, substitution or other continuation of the award. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2008 Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

Transfer Restrictions. Subject to certain exceptions contained in Section 5.7 of the 2008 Plan, awards under the 2008 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and, with limited exceptions set forth in the 2008 Plan, are not made for value.

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2008 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority. The 2008 Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority.

Termination of or Changes to the 2008 Plan. The Board may amend or terminate the 2008 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2008 Plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) Unless terminated earlier by the Board, the authority to grant new awards under the 2008 Plan will terminate on June 10, 2018. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

U.S. Federal Income Tax Consequences of Awards under the 2008 Plan

The U.S. federal income tax consequences of the 2008 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2008 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, the company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2008 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2008 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the company in certain circumstances.

Specific Benefits under the 2008 Stock Incentive Plan

The Company is not currently considering any specific award grants under the 2008 Plan.

The closing market price for a share of the Company’s Common Stock as of June 10, 2008 was $30.40 per share.

EQUITY COMPENSATION PLAN INFORMATION

The Company does not currently maintain any equity compensation plans, and therefore, no table is included herein concerning the Company’s equity compensation plans.

ACTION THREE
BYLAW AMENDMENTS

Summary

Under the terms of the Company’s existing Certificate of Incorporation, the Board has the power to amend the Bylaws without stockholder approval. Thus, pursuant to the Board Approval, the Board has amended and restated the Bylaws of the Company (the “New Bylaws”), a copy of which is included with this Information Statement as Appendix C, to:

•	require advance notice of stockholder business and stockholder nominees to be presented at an annual meeting of stockholders;

•	provide for plurality voting with respect to the election of directors;

•	authorize the issuance of uncertificated shares;

•	authorize the adoption of a Rights Plan by the Board of Directors; and

•	make such other changes to the Bylaws as are necessary and/or incidental to the foregoing and to the Charter Amendments.

The following summary of the Bylaw Amendments is qualified in its entirety by reference to the full text of the New Bylaws, which you are encouraged to read in its entirety.

Advance Notice Requirements for Director Nominations and for New Business

Stockholders wishing to submit director nominations or raise matters to a vote of the stockholders must provide notice to us within very specific date windows in order to have the matter voted on at the meeting. This has the effect of giving our Board of Directors and management more time to react to stockholder proposals generally and could also have the effect of delaying a stockholder proposal to a subsequent meeting to the extent such proposal is not raised in a timely manner for an upcoming meeting.

There is no specific statutory requirement under Delaware law with regard to advance notice of director nominations and stockholder proposals. Absent a bylaw restriction, director nominations and stockholder proposals are subject to federal securities laws, which generally provide that any stockholder proposals that the proponent wishes to include in the Company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the information statement was released in connection with the previous year's annual meeting.

While the Bylaws contain requirements regarding notice requirements for director nominations, the Bylaws are silent regarding notice requirements for stockholder proposals. Pursuant to the Board Approval, the Board has approved an amendment to the Bylaws that provide for director nominations or stockholder proposals to be properly brought before an annual meeting, the stockholder must have delivered timely notice to the Secretary of the Company. The provisions of the New Bylaws provide for the following: To be timely, a stockholder proposal to be presented at an annual meeting shall be delivered to the Company’s principal executive offices not less than 90 days, nor more than 120 days, prior to the anniversary of the prior year's annual meeting; provided, however, that in the event that the date of the annual meeting is not within 25 days before or after such anniversary date, timely notice by the stockholder must be delivered not later than the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company.

The New Bylaws also contain certain revised provisions respecting stockholder nominations of directors at annual meetings of stockholders. The New Bylaws provide that, at any annual meeting at a stockholder may nominate a person or persons for election as director by timely notice delivered to the Secretary of the Company. To be timely, the notice shall be delivered to the Company’s principal executive offices not less than 90 days, nor more than 120 days, prior to the anniversary of the prior year's annual meeting; provided, however, that in the event that the date of the annual meeting is not within 25 days before or after such anniversary date, timely notice by the stockholder must be delivered not later than the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first is made by the Company.

The Board has considered the potential adverse impact of this Bylaw Amendment and has concluded that such adverse effects are outweighed by the benefits this Bylaw Amendment would afford the Company and its stockholders.

Plurality Voting

Pursuant to the Board Approval, the Board has approved an amendment to the Bylaws to change the necessary amount of votes needed to elect a director to the Board. The current Bylaws provide for the election of directors at an annual meeting by majority vote of the shares present or represented by proxy at such meeting and entitled to vote thereon. The New Bylaws provide that directors shall be elected by a plurality of the votes of shares present or represented by proxy at such meeting and entitled to vote thereon, and that votes against directors or withheld shall have no legal effect.

The Company believes that it is important to reinforce the classified board provision of the New Charter in this way in order to protect against potentially abusive takeover tactics and efforts to acquire control of the Company at a price or on terms that are not in the best interests of all stockholders. Plurality voting would reinforce the Board by ensuring that each class of directors is consistently filled with the same number of directors. For example, under a majority voting standard, if at an annual meeting, one or more director nominees were to receive less than a majority of “for” votes, such director nominees would not be elected to the Board and the even distribution of directors among staggered terms could be adversely effected.

Protecting the classified board structure in this way will help ensure that the incumbent board of directors will be given the time and opportunity to evaluate any proposals for acquisition of control of the Company and assess and develop alternatives in a manner consistent with their responsibility to the Company’s stockholders, without the pressure created by the threat of imminent loss of control. Since, under a plurality voting standard, the candidate who receives the greatest number of votes is elected, regardless of whether such candidate receives a majority of the votes cast, the Board may become less accountable to the stockholders. For example, under the plurality voting standard, a director who receives more “withhold” votes than “for” votes will not be required to tender his resignation and will be elected to the Board.

The Board has considered the potential adverse impact of this Bylaw Amendment and has concluded that such adverse effects are outweighed by the benefits this Bylaw Amendment would afford the Company and its stockholders.

Uncertificated Shares

Pursuant to the Board Approval, the Board has approved an amendment to the Bylaws to include a provision for the issuance of uncertificated shares under Section 158 of the DGCL. This amendment will allow the Company to issue its authorized common stock and preferred stock, as uncertificated shares. The Company currently has 250,000,000 shares of common stock authorized and 20,000,000 shares of preferred stock authorized. There will be no change to the Company’s common and preferred stock as a result of its ability to issue uncertificated shares. The New Bylaws also provide that each registered stockholder shall be entitled to a stock certificate upon written request to the transfer agent or registrar of the Company.

This amendment is required for eligibility for a direct registration program such as the Direct Registration System (“DRS”) operated by NASDAQ. A direct registration program allows an investor to have securities registered in the investor’s name without having a physical certificate issued to the investor. The Company believes that participation in a direct registration program will allow for a more accurate, quick, and cost-effective method of transferring securities between the Company (and its transfer agents) and broker/dealers; and a safer way of owning stock, by reducing the risks normally associated with possessing and processing physical certificates including turnaround delays, mail losses, and the risks associated with stolen, forged or counterfeit certificates. Further, the SEC has required that certain issuers of listed securities must be DRS eligible by January 1, 2008. Potential adverse effects of applying for DRS include the time and expense in becoming DRS eligible.

The Board has considered the potential adverse impact of this Bylaw Amendment and has concluded that such adverse effects are outweighed by the benefits this Bylaw Amendment would afford the Company and its stockholders.

Rights Plan

The current Bylaws are silent with respect to the Company’s ability to adopt share purchase rights plans (“Rights Plans”), sometimes referred to as “poison pills,” which typically take the form of an issuance of a dividend to shareholders of rights to acquire shares of the Company or an acquiring corporation at a discount to fair market value. Although not currently proposed or contemplated, the New Bylaws allow the Company the discretion to adopt such Rights Plans. In the event that the Board, in the exercise of its fiduciary duties and with the concurrence of a majority of its independent directors, were to determine that, under the circumstances existing at the time, it is in the best interest of the stockholders to adopt a Rights Plan without delay, the Company may adopt a Rights Plan without shareholder approval. The Company believes that it is important to protect the Company in this way in order to protect against potentially abusive takeover tactics and efforts to acquire control of the Company at a price or on terms that are not in the best interests of all stockholders. The ability of the Board to adopt a Rights Plan may adversely affect stockholders by preventing stockholders who might otherwise wish to participate in an unsolicited merger offer from being able to do so. In addition, a Rights Plan may adversely affect stockholders’ ability to realize higher gains on their stock holdings by deterring unsolicited merger offers.

The Board has considered the potential adverse impact of this Bylaw Amendment and has concluded that such adverse effects are outweighed by the benefits this Bylaw Amendment would afford the Company and its stockholders.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Certain stockholders who share an address are being delivered only one copy of this Information Statement unless the Company or one of its mailing agents has received contrary instructions. Upon the written or oral request of a stockholder at a shared address to which a single copy of this Information Statement was delivered, the Company shall promptly deliver a separate copy of this Information Statement to such stockholder. Written requests should be made to Synutra International, Inc., Attention: Investor Relations, 2275 Research Blvd., Suite 500, Rockville, Maryland 20850 and oral requests may be made by calling the Company at (301) 840-3888. In addition, if such stockholder wishes to receive separate annual reports, proxy statements or information statements in the future, such stockholder should notify the Company either in writing addressed to the foregoing address or by calling the foregoing telephone number. Stockholders sharing an address who are receiving multiple copies of this Information Statement may request delivery of a single annual report, proxy statement or information statement in the future by directing such request in writing to the address above or calling the number above.

ADDITIONAL INFORMATION

Additional information concerning the Company, including its annual report on Form 10-K for the fiscal year ended March 31, 2008, which has been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov.

APPENDIX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SYNUTRA INTERNATIONAL, INC.

This Amended and Restated Certificate of Incorporation of Synutra International, Inc., was duly adopted in accordance with the provisions of Sections 141, 242 and 245 of the Delaware General Corporation Law (the “DGCL”). The original Certificate of Incorporation was filed on February 23, 2004 under the name Vorsatech Ventures, Inc. A Certificate of Amendment to the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 8, 2005, changing the name of the corporation from Vorsatech Ventures, Inc. to Synutra International, Inc. The text of the Company’s Certificate of Incorporation as heretofore amended is hereby restated and further amended to read in its entirety as follows:

ARTICLE I.

Name

The name of the corporation is Synutra International, Inc. (hereinafter referred to as the “Company”).

ARTICLE II.

Registered Office

The post office address of the registered office of the Company in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the registered agent of the Company at that address is The Corporation Trust Company.

ARTICLE III.

Purpose

The nature of the business or purposes to be conducted or promoted by the Company is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV.

Capital Stock

(A)	Authorized Shares.

The total number of shares of capital stock which the Company shall have authority to issue is 270,000,000 shares, consisting of: (i) 250,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and (ii) 20,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). The Preferred Stock and the Common Stock are hereinafter sometimes collectively referred to as “Capital Stock.” Certain capitalized terms used herein are defined in ARTICLE VII of this Amended and Restated Certificate of Incorporation.

(B)	Preferred Stock.

The Board of Directors of the Company (the “Board”) is authorized, subject to the limitations prescribed by law and the provisions of Section (A) of this Article IV, to provide for the issuance of shares of Preferred Stock from time to time in one or more series of Preferred Stock, and by filing any certificate of designations required under Section 151(g) of the DGCL (or its successor statute as in effect from time to time), to fix or alter the number of shares of any series of Preferred Stock, and to fix the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions granted to or imposed upon the shares of any wholly unissued series of Preferred Stock. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but shall not be limited to, the determination of the following:

(1)	the designation of such series, which may be by distinguishing number or letter;

(2)	the number of shares initially constituting such series;

(3)	the increase, and the decrease to a number not less than the number of the then outstanding shares of such series, of the number of shares constituting such series theretofore fixed;

(4)
the rate or rates, and the conditions upon and the times at which dividends on the shares of such series shall be paid, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of stock of the Company, and whether or not such dividends shall be cumulative, and, if such dividends shall be cumulative, the date or dates from and after which they shall accumulate;

(5)
whether or not the shares of such series shall be redeemable and, if such shares shall be redeemable, the terms and conditions of such redemption, including, but not limited to, the date or dates upon or after which such shares shall be redeemable and the amount per share which shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates;

(6)
the rights to which the holders of the shares of such series shall be entitled upon the voluntary or involuntary Liquidation, or upon any distribution of the assets, of the Company, which rights may be different in the case of a voluntary Liquidation than in the case of such an involuntary Liquidation;

(7)
whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law and, if such shares shall have such voting rights, the number of members of the Board of Directors or the percentage of members of the Board of Directors each class or series of Preferred Stock may be entitled to elect, the terms and conditions thereof, including, but not limited to, the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other series of Preferred Stock and the right to have more than one vote per share;

(8)
whether or not the shares of such series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary as the Board of Directors determines under different conditions and at different redemption dates;

(9)
whether or not a sinking or a purchase fund shall be provided for the redemption or purchase of the shares of such series and, if such a sinking fund or purchase fund shall be provided, the terms and conditions thereof;

(10)
whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock or any other security of the Company or any other entity and, if provision be made for conversion or exchange, the terms and conditions of conversion or exchange, including, but not limited to, any provision for the adjustment of the conversion or exchange rate or price; and

(11)	any other relative rights, preferences and limitations of such series.

The Board may, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. The number of authorized shares of Preferred Stock may also be increased or decreased (but not below the number of shares of such series then outstanding) by the affirmative vote of the holders of shares representing a majority of the voting power of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of the certificate of designation for such Preferred Stock.

Preferred Shares that are redeemed, purchased or otherwise acquired by the Company may be reissued except as otherwise provided by law or the applicable certificate of designations.

(C)	Common Stock.

Except as otherwise provided in this Section C of this ARTICLE IV or as otherwise required by applicable law, all shares of Common Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges and shall be subject to the same qualifications, limitations and restrictions.

(1)
Restrictions. The Common Stock is junior to the Preferred Stock and is subject to all the powers, right, privileges, preferences and priorities of the Preferred Stock as set forth herein, or in any resolution.

(2)
Voting Rights. At every meeting of the stockholders and for any permitted or required action effected by a written consent of the stockholders of the Company, except as specifically otherwise required by law, the holders of Common Stock shall be entitled to one (1) vote per share on all matters presented for a vote of the stockholders of the Company or presented for such a written consent. Any election of directors need not be by written ballot unless the Amended and Restated Bylaws of the Company shall so provide. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of shares representing a majority of the voting power of the Common Stock.

(3)
Dividends. As and when dividends are declared or paid with respect to shares of Common Stock, whether in cash, property or securities of the Company, the holders of Common Stock shall be entitled to receive such dividends pro rata according to their respective holdings of shares of Common Stock.

(4)
Liquidation, Dissolution or Winding Up. Subject to the provisions of the Preferred Stock, in the event of any Liquidation of the Company, all remaining assets of the Company shall be distributed to holders of the Common Stock pro rata at the same rate per share of Common Stock according to their respective holdings of shares of the Common Stock.

ARTICLE V.

Existence

The Company is to have a perpetual existence.

ARTICLE VI.

Board of Directors

(A)Number. The number of directors of the Company shall be not less than four (4) nor more than ten (10). The exact number of directors shall be fixed from time to time by the Board of Directors as specified in the Company’s Amended and Restated Bylaws.

(B)	Classified Board.

(1)
The Board of Directors shall be and is divided into three classes, Class I, Class II and Class III. Such classes shall be as nearly equal in number of directors as reasonably possible. Each director shall serve for a term ending on the third annual meeting following the annual meeting at which such director was elected, provided, however, that the directors first elected to Class I shall serve for a term ending on the annual meeting date next following the end of calendar year 2008, the directors first elected to Class II shall serve for a term ending on the second annual meeting date next following the end of calendar year 2008, and the directors first elected to Class III shall serve for a term ending on the third annual meeting date next following the end of calendar year 2008. The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified unless he shall resign, become disqualified or shall otherwise be removed.

(2)
At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class of the directors they succeed unless, by reason of any intervening changes in the authorized number of directors, the designated board shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes. If a director dies, resigns or is removed, the director chosen to fill the vacant directorship shall be of the same class as the director he or she succeeds, unless, by reason of any previous changes in the authorized number of directors, the Board shall designate such vacant directorship as a directorship of another class in order more nearly to achieve equality in the number of directors among the classes.

(3)
Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as reasonably possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term or his prior death, resignation or removal. If any newly created directorship may, consistently with the rule that the three classes shall be as nearly equal in number of directors as reasonably possible, be allocated to one of two or more classes, the Board shall allocate it to that of the available classes whose term of office is due to expire at the earliest date following such allocation.

(4)
Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may, unless the Board of Directors determines otherwise, only be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; provided, however, that if the holders of any class or classes of stock or series thereof are entitled to elect one or more directors, vacancies and newly created directorships of such class or classes or series may only be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

(C) Stockholder Nominees. Nominations by stockholders of persons for election to the Board shall be made only in accordance with the procedures set forth in the Amended and Restated Bylaws of the Corporation.

ARTICLE VII.

General Provisions

(A)	Definitions. The following terms shall have the following meanings:

“Board” has the meaning set forth in Section B of ARTICLE IV.

“Capital Stock” has the meaning set forth in Section A of ARTICLE IV.

“Common Stock” has the meaning set forth in Section A of ARTICLE IV.

“Company” has the meaning set forth in ARTICLE I.

“DGCL” has the meaning set forth in the Recitals above.

“Liquidation” with respect to the Company, means the liquidation, dissolution or winding up of the Company.

“Person” means an individual, a partnership, a joint venture, a corporation, an association, a joint stock company, a limited liability company, a trust, an unincorporated association and any other entity or organization.

“Preferred Stock” has the meaning set forth in Section A of ARTICLE IV.

“Subsidiary” means any corporation with respect to which another specified corporation has the power to vote or direct the voting of sufficient securities to elect directors having a majority of the voting power of the board of directors of such corporation.

(B)	Dividends.

The Board shall have authority from time to time to set apart out of any assets of the Company otherwise available for dividends a reserve or reserves as working capital or for any other purpose or purposes, and to abolish or add to any such reserve or reserves from time to time as said Board may deem to be in the interest of the Company; and said Board shall likewise have power to determine in its discretion, except as herein otherwise provided, what part of the assets of the Company available for dividends in excess of such reserve or reserves shall be declared in dividends and paid to the stockholders of the Company.

(C)	Issuance of Stock.

The shares of all classes and series of Capital Stock of the Company may be issued by the Company from time to time for such consideration as from time to time may be fixed by the Board, provided that shares having a par value shall not be issued for a consideration less than such par value, as determined by the Board. At any time, or from time to time, the Company may grant rights or options to purchase from the Company any shares of its Capital Stock of any class or series to run for such period of time, for such consideration, upon such terms and conditions, and in such form as the Board may determine. The Board shall have authority, as provided by law, to determine that only a part of the consideration which shall be received by the Company for the shares of its Capital Stock having a par value be capital, provided that the amount of the part of such consideration so determined to be capital shall at least be equal to the aggregate par value of such shares. The excess, if any, at any time, of the total net assets of the Company over the amount so determined to be capital, as aforesaid, shall be surplus. All classes and series of Capital Stock of the Company shall be and remain at all times nonassessable.

ARTICLE VIII.

Amendments

The Company reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereinafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding the foregoing or anything contained in this Amended and Restated Certificate of Incorporation to the contrary, (i) no amendment, modification or waiver shall be binding or effective without the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of Common Stock of the Company, and (ii) no such action under this ARTICLE VIII shall change (A) the voting rights of the Common Stock without the affirmative vote of the holders of a majority of the voting power of the Common Stock then outstanding, and (B) the percentage required to approve any amendment, modification or waiver described herein, without the affirmative vote of holders of that percentage of the voting power of the class or series of Capital Stock then required to approve such amendment, modification or waiver.

ARTICLE IX.

Liability

(A)	Limitation of Liability.

(1)
To the fullest extent permitted by DGCL as it now exists or may hereafter be amended, no director of the Company shall be liable to the Company or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Company or its stockholders.

(2)
Any repeal or modification of the foregoing paragraph by the stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

(B)	Right to Indemnification.

The Company shall, to the fullest extent permitted by the DGCL, as the same may be amended and supplemented, indemnify any and all Persons whom it shall have power to indemnify under the DGCL from and against any and all of the expenses, liabilities, or other matters referred to in or covered by the DGCL. The indemnification right outlined in this Section (B) will continue as to a Person who has ceased to be a director, officer, employee or agent. Further, the indemnification right will inure to the benefit of such indemnitee’s estate, heirs, executors and administrators. The Company is authorized to provide by bylaw, agreement or otherwise for indemnification of directors, officers, employees and agents for breach of duty to the Company and its stockholders in excess of the indemnification otherwise permitted by applicable law.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation having been duly adopted by the Board of Directors of the Company in accordance with the provisions of Delaware General Corporate Law has been executed by its duly authorized officers, this 11th day of June, 2008.

SYNUTRA INTERNATIONAL, INC.

By:	/s/ Liang Zhang
Liang Zhang
Chairman of the Board and Chief Executive Officer

Attest:	/s/ Lawrence Lee
Lawrence Lee
Chief Financial Officer

APPENDIX B

SYNUTRA INTERNATIONAL, INC.
2008 STOCK INCENTIVE PLAN

1.	PURPOSE OF PLAN

The purpose of this Synutra International, Inc. 2008 Stock Incentive Plan (this “Plan”) of Synutra International, Inc., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1
The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

3.2
Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b)
grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)	approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)
construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)
accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)
adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6, and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, substitution, cancellation and regrant, exchange or other means) of the per share exercise or base price of any option or stock appreciation right;

(h)
determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)
determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)
acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration, provided, however, that in no case without stockholder approval shall the Corporation effect a “repricing” of a stock option or stock appreciation right granted under this Plan by purchasing the option or stock appreciation right at a time when the exercise or base price of the award is greater than the fair market value of a share of Common Stock;

(k)	determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined; and

(l)
implement any procedures, steps or additional or different requirements as may be necessary to comply with any laws of the People’s Republic of China (the “PRC”) that may be applicable to this Plan, any award or any related documents, including, but not limited to, foreign exchange laws, tax laws and securities laws of the PRC.

3.3
Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4
Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

3.5	Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1
Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2
Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to 12,500,000 shares of Common Stock.

The following limits also apply with respect to awards granted under this Plan:

(a)	The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 12,500,000 shares.

(b)	The maximum number of shares of Common Stock subject to those options and stock appreciation rights that are granted during any calendar year to any individual under this Plan is 200,000 shares.

(c)	Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.

Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3
Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an award granted under this Plan is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares of Common Stock are delivered in respect of a dividend equivalent right granted under this Plan, only the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan. To the extent that shares of Common Stock are delivered pursuant to the exercise of a stock appreciation right or stock option granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 4.2, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 4.2 with respect to such exercise.) Shares that are subject to or underlie awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award, shall not be available for subsequent awards under this Plan. Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4
Reservation of Shares; No Fractional Shares; Minimum Issue. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. No fewer than 100 shares may be purchased on exercise of any award (or, in the case of stock appreciation or purchase rights, no fewer than 100 rights may be exercised at any one time) unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5.	AWARDS

5.1
Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the “base price” of the award, which base price shall be set forth in the applicable award agreement and shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the SAR. The maximum term of a SAR shall be ten (10) years.

5.1.4 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards granted consistent with Section 5.2 below.

5.2
Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted to officers and employees (“Qualifying Options” and “Qualifying SARS,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or level using one or more of the Business Criteria set forth below (on an absolute or relative basis) for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.

5.2.3 Form of Payment; Maximum Performance-Based Award. Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2(b). The maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying SARs, and other than cash awards covered by the following sentence) that are granted to any one participant in any one calendar year shall not exceed 200,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.1. In addition, the aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares of Common Stock and granted to that participant in any one calendar year shall not exceed $1,500,000. Awards that are cancelled during the year shall be counted against these limits to the extent required by Section 162(m) of the Code.

5.2.4 Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan.

5.3
Award Agreements. Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an “award agreement”), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4
Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.5
Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation. The Administrator may take all actions necessary to alter the method of award exercise or purchase and the exchange and transmittal of proceeds with respect to participants resident in the PRC not having permanent residence in a country other than the PRC in order to comply with applicable PRC foreign exchange and tax regulations.

5.6
Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the last price (in regular trading) for a share of Common Stock as furnished by the National Association of Securities Dealers, Inc. (the “NASD”) through the NASDAQ Global Select Market Reporting System (the “Global Market”) for the date in question or, if no sales of Common Stock were reported by the NASD on the Global Market on that date, the last price (in regular trading) for a share of Common Stock as furnished by the NASD through the Global Market for the next preceding day on which sales of Common Stock were reported by the NASD. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the last price (in regular trading) for a share of Common Stock as furnished by the NASD through the Global Market on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock as furnished by the NASD through the Global Market for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Global Market as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.7	Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7 or required by applicable law: (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person’s family members).

5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation (for example, in connection with the expiration or termination of the award),

(b)
the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)	if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)
the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8
International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6.	EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS

6.1
General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.2
Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the applicable award agreement.

6.3
Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.	ADJUSTMENTS; ACCELERATION

7.1
Adjustments. Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.

Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based awards.

It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

Without limiting the generality of Section 3.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

7.2
Corporate Transactions - Assumption and Termination of Awards. Upon the occurrence of any of the following: any merger, combination, consolidation, or other reorganization; any exchange of Common Stock or other securities of the Corporation; a sale of all or substantially all the business, stock or assets of the Corporation; a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Administrator may make provision for a cash payment in settlement of, or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence, then, unless the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or the award would otherwise continue in accordance with its terms in the circumstances: (1) subject to Section 7.4 and unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR shall become fully vested,  all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; and (2) each award shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).

Without limiting the preceding paragraph, in connection with any event referred to in the preceding paragraph or any change in control event defined in any applicable award agreement, the Administrator may, in its discretion, provide for the accelerated vesting of any award or awards as and to the extent determined by the Administrator in the circumstances.

The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of the award if an event giving rise to an acceleration does not occur.

Without limiting the generality of Section 3.3, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.

7.3
Other Acceleration Rules. The Administrator may override the provisions of Section 7.2 and/or 7.4 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with an event referred to in Section 7.2 (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.4
Golden Parachute Limitation. Notwithstanding anything else contained in this Section 7 to the contrary, in no event shall any award or payment be accelerated under this Plan to an extent or in a manner so that such award or payment, together with any other compensation and benefits provided to, or for the benefit of, the participant under any other plan or agreement of the Corporation or any of its Subsidiaries, would not be fully deductible by the Corporation or one of its Subsidiaries for federal income tax purposes because of Section 280G of the Code. If a participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the participant may by written notice to the Corporation designate the order in which such parachute payments will be reduced or modified so that the Corporation or one of its Subsidiaries is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code. Notwithstanding the foregoing, if a participant is a party to an employment or other agreement with the Corporation or one of its Subsidiaries, or is a participant in a severance program sponsored by the Corporation or one of its Subsidiaries, that contains express provisions regarding Section 280G and/or Section 4999 of the Code (or any similar successor provision), or the applicable award agreement includes such provisions, the Section 280G and/or Section 4999 provisions of such employment or other agreement or plan, as applicable, shall control as to the awards held by that participant (for example, and without limitation, a participant may be a party to an employment agreement with the Corporation or one of its Subsidiaries that provides for a “gross-up” as opposed to a “cut-back” in the event that the Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G and/or Section 4999 provisions of such employment agreement shall control as to any awards held by that participant).

8.	OTHER PROVISIONS

8.1
Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2
No Rights to Award. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3
No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4
Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5
Tax Withholding. Upon any exercise, vesting, or payment of any award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)
require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)
deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld (including taxes in the PRC where applicable) in connection with the delivery of shares of Common Stock under this Plan (including the sale of shares of Common Stock as may be required to comply with foreign exchange rules in the PRC for participants resident in the PRC), the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6	Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date. This Plan is effective as of June 11, 2008, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7
Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. Except as expressly required by Section 7.1 or otherwise expressly provided by the Administrator, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8	Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a)
Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)
Section 162(m). Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

8.9
Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10
Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11
Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12
No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13
Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

APPENDIX C

AMENDED AND RESTATED BYLAWS

OF

SYNUTRA INTERNATIONAL, INC.

AMENDED AND RESTATED BYLAWS
OF
SYNUTRA INTERNATIONAL, INC.,
A DELAWARE CORPORATION

ARTICLE I
OFFICES

Section 1.1 Principal Office.

(a) The principal executive office of Synutra International, Inc. (herein called the “Company”) shall be at such place established by the Board of Directors (the “Board”) in its discretion.

(b) The Board shall have full power and authority to change the location of the principal executive office.

Section 1.2 Registered Office.

The registered office in the State of Delaware is hereby fixed and located at The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The Board is hereby granted full power and authority to change the place of said registered office within the State of Delaware.

Section 1.3 Other Offices.

The Company may also have from time to time branch or substitute offices at such other places as the Board may deem appropriate.

ARTICLE II
STOCKHOLDERS’ MEETINGS

Section 2.1 Place.

Meetings of the stockholders shall be at such place within or outside the State of Delaware as the Board shall designate by resolution. In the absence of such designation, stockholders’ meetings shall be held at the principal executive office of the Company.

Section 2.2 Annual Meetings.

The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such time, date and place as determined by resolution of the Board.

Notice of each meeting of the stockholders shall be given by the Company either personally or by mail or other lawful means to each stockholder of record entitled to vote at such meeting not less than ten (10) days nor more than sixty (60) days before each annual meeting. Such notices shall specify the place, the day and the hour of such meeting, the names of the nominees for election and those matters which the Board intends to present for action by the stockholders, and shall state such other matters, if any, as may be expressly required by statute. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at such stockholder’s address as it appears on the books of the Company. An affidavit of the Secretary, an Assistant Secretary or other transfer agent of the Company that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Without limiting the foregoing, any notice to stockholders given by the Company pursuant to these Amended and Restated Bylaws (as may be further amended, restated, modified or supplemented from time to time, the “Bylaws”) shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any previously scheduled annual meeting of the stockholders may be postponed by resolution of the Board.

Section 2.3 Special Meetings.

Special meetings of the stockholders, for any purpose or purposes, prescribed in the notice of the meeting, may be called at any time only by a majority of the total number of authorized directors, the Chairman of the Board, the Chief Executive Officer, the President or the Executive Vice President. Said notice shall specify the purpose for which such special meeting is called. Such meetings shall be held at the place, on the date and at the time as they or he or she shall fix. Unless otherwise required by Delaware General Corporation Law (“DGCL”), the written notice of any special meeting shall be given to the stockholders not less than ten (10) nor more than sixty (60) days before the date of the meeting. No business shall be transacted at a special meeting except as stated in the notice sent by the Board to the stockholders.

Section 2.4 Advance Notice of Stockholder Nominees.

(a) Without qualification, only persons who are nominated in accordance with the procedures set forth in this Section 2.4 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of stockholders by or at the direction of the Board of Directors (or any duly authorized committee thereof) or by any stockholder of the Company who was a stockholder of record at the time of giving of such stockholder’s notice provided for in this Section 2.4, who is entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 2.4. In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the Company. To be timely, a stockholder’s notice shall be received by the secretary at the principal executive offices of the Company: (1) in the case of the annual meeting not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 25 days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public announcement of the date of such meeting is first made, whichever first occurs; and (2) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which notice of the date of the special meeting was mailed or public announcement of the date of the special meeting is first made, whichever first occurs. In no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. To be in proper written form, such stockholder’s notice shall set forth: (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of capital stock of the Company which are beneficially owned by such person; and (iv) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations promulgated thereunder (including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (2) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address, as they appear on the Company’s books, of such stockholder, and of such beneficial owner; (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder and such beneficial owner; (iii) a description of any arrangements or understandings between such stockholder and each proposed nominee and any other person (including their names) pursuant to which the nomination(s) are to be made by such stockholder and such beneficial owner; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or may otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

(b) No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 2.4. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company. The chairperson of the meeting shall determine whether a nomination was not made in accordance with the procedures prescribed by this Section 2.4, and if he or she should so determine, he or she shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

(c) Notwithstanding the foregoing provisions of this Section 2.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Company to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of this Section 2.4, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(d) Notwithstanding the foregoing provisions of this Section 2.4, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to subject matter of this Section 2.4.

Section 2.5 Advance Notice for Proposing Business at the Annual Meeting.

(a) Without qualification, no business, other than nominations of candidates for election to the Board of Directors pursuant to Section 2.4, shall be transacted by the stockholders other than at a duly called meeting of stockholders (1) pursuant to the Company’s notice with respect to such meeting; (2) by or at the direction of the Board of Directors; or (3) at the annual meeting by any stockholder of the Company who was a stockholder of record at the time of giving of such stockholder’s notice provided for in this Section 2.5, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.5.

(b) In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder pursuant to clause (3) of paragraph (a) of this Section 2.5, the stockholder must have given timely notice thereof in proper written form to the secretary of the Company and such business must be a proper matter for stockholder action under the DGCL. To be timely, a stockholder’s notice shall be received by the secretary at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 25 days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was made or such public announcement of the date of such meeting is first made, whichever first occurs. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. To be in proper written form, such stockholder’s notice shall set forth: (1) as to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (2) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner; (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder and such beneficial owner; (iii) a description of any arrangements or understandings between such stockholder and any other person (including their names) in connection with the proposal of such business by such stockholders and any material interest in such business of such stockholder and the such beneficial owner; (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting; and (v) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for such matters, or may otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Company to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of this Section 2.5, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(c) Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.5. The chairperson of the meeting shall determine whether any business proposed to be transacted by the stockholders has not been properly brought before the meeting and, if he or she should so determine, the chairperson shall declare that such proposed business or was not properly brought before the meeting and such business shall not be presented for stockholder action at the meeting.

(d) Notwithstanding the foregoing provisions of this Section 2.5, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.5. Nothing in this Section 2.5 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2.6 Waiver of Notice.

Transactions at a meeting of stockholders, however called and noticed and wherever held, shall be valid as though transacted at a meeting duly held after regular call and notice if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present at the meeting in person or by proxy, to the extent such person did not receive proper notice, gives a waiver of notice. Attendance by a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be in the notice of the meeting but not so included, if that objection is expressly made at the meeting. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. The waiver of notice need not specify either the business to be transacted or the purpose of any annual or special meeting of stockholders.

Section 2.7 Quorum.

A majority of the voting power of the outstanding shares of stock entitled to vote at the meeting, represented in person or by proxy, constitutes a quorum for the transaction of business. No business may be transacted at a meeting in the absence of a quorum other than the adjournment of such meeting. If a quorum is present at a meeting, the affirmative vote of a majority of the voting power of the outstanding shares of stock entitled to vote at the meeting, represented at the meeting shall be the act of the stockholders unless the vote of a larger number is required by law, the Company’s Amended and Restated Certificate of Incorporation (as may be further amended, restated, modified or supplemented from time to time, the “Certificate of Incorporation”) or these Bylaws. If a quorum is present at the commencement of a meeting but the withdrawal of stockholders results in less than a quorum, the meeting shall be adjourned and the stockholders may not continue to transact business (other than to adjourn the meeting).

Section 2.8 Notice of Adjourned Meetings.

Any meeting of stockholders, whether or not a quorum is present, may be adjourned to a later date and time and at the same or a different place by the Chairman of the Board or by the vote of a majority of the voting power of the outstanding shares of stock entitled to vote at the meeting that are represented at the meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Notice of an adjourned meeting need not be given if (a) the meeting is adjourned for thirty (30) days or less, (b) the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken, and (c) no new record date is fixed for the adjourned meeting. Otherwise, notice of the adjourned meeting shall be given as in the case of an original meeting.

Section 2.9 Conduct of Business.

The chairman of any meeting of stockholders shall determine the order of business and the procedure of the meeting, including the manner of voting and the conduct of business.

Section 2.10 Voting.

Except as provided below or as otherwise provided by the Certificate of Incorporation or Bylaws, a stockholder shall be entitled to one vote for each share held of record on the record date fixed for the determination of the stockholders entitled to vote at a meeting or, if no such date is fixed, the date determined in accordance with law. If any share is entitled to more or less than one vote on any matter, all references herein to a majority or other proportion of shares shall refer to a majority or other proportion of the voting power of shares entitled to vote on such matter. The Board, in its discretion, or the officer presiding at a meeting of stockholders in his discretion, may require that any votes cast at such meeting, including a vote for directors, be by written ballot.

Section 2.11 Participation at Stockholder Meetings by Remote Communications.

If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

(a)  participate in a meeting of stockholders; and

(b)  be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by remote communication, provided that (i) the Company shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Company shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Company.

Section 2.12 Proxies.

Except as otherwise provided in the Certificate of Incorporation or these Bylaws, every person entitled to vote shares may be represented at any meeting of stockholders by a written proxy executed by such person entitled to vote, or such person’s authorized officer, director, employee, agent or duly authorized attorney-in-fact. Any proxy duly executed is not revoked and continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto. Such revocation may be effected (i) by a writing delivered to the Secretary of the Company stating that the proxy is revoked, (ii) by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting or (iii) by attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no proxy shall be valid after the expiration of three (3) years from the date of its execution unless otherwise provided in the proxy.

Section 2.13 Inspectors of Election.

(a) In advance of a meeting of stockholders, the Board may appoint inspectors of election to act at the meeting. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the Chairman of the Board or the chairman of the meeting, as the case may be, may, and on request of a stockholder shall, appoint inspectors of election (or persons to replace those who so fail or refuse) for the meeting. The number of inspectors shall be either one (1) or three (3). If appointments are to be made at a meeting on the request of a stockholder, the majority of the voting power of the outstanding shares of common stock represented in person or by proxy, shall determine whether the number of inspectors shall be one (1) or three (3). Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

(b) Such inspectors of election shall (i) determine the number of shares outstanding, the number of shares represented at the meeting, the voting power of each share, the existence of a quorum, and the authenticity, validity and effect of proxies; (ii) receive votes, ballots, or consents; (iii) hear and determine all challenges and questions arising in connection with the right to vote; (iv) count and tabulate votes or consents; (v) determine when the polls shall close; (vi) determine the result of an election; (vii) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; (viii) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots; (ix) do such other acts as may be proper in order to conduct the election with fairness to all stockholders; and (x) perform such other duties as may be prescribed by law. If there are three inspectors of election, the decision, act or certificate of a majority shall be effective in all respects as the decision of all.

Section 2.14 Action without Meeting.

Subject to Section 228 of the DGCL, any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if a consent in writing setting forth the action so taken, shall be signed by the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all the shares entitled to vote thereon were present and voted. Unless a record date for voting purposes be fixed as provided in Section 2.15, the record date for determining stockholders entitled to give consent pursuant to this Section 2.14, when no prior action by the Board has been taken, shall be the day on which the first written consent is given.

Section 2.15 Record Date.

The Board may fix a time, in the future, not more than sixty (60) nor less than ten (10) days prior to the date of any meeting of stockholders, nor more than sixty (60) days prior to the date fixed for the payment of any dividend or distribution, or for the allotment of rights, or when any change or conversion or exchange of shares shall go into effect, as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting, or entitled to receive any such dividend or distribution, or such allotment of rights, or to exercise the rights in respect to any such change, conversion, or exchange of shares. Only stockholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting or to receive such dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Company after any record date fixed as aforesaid. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board fixes a new record date.

ARTICLE III
DIRECTORS

Section 3.1 Powers and Duties.

The business and affairs of the Company shall be managed and all corporate powers shall be exercised, by or under the direction of the Board, subject to any limitations contained in these Bylaws, the Certificate of Incorporation, DGCL and any other agreements entered into by the Company. The Board may delegate the management of the day-to-day operation of the business of the Company, provided that the business and affairs of the Company shall remain under the ultimate direction of the Board.

Section 3.2 Number of Directors and Term of Office.

The number of directors of the Company shall be not less than four (4) nor more than ten (10). The exact number of directors shall be fixed from time to time by the Board. Each of the directors of the Company shall hold office until such director’s successor shall have been duly elected and shall qualify or until such director shall have resigned or shall have been removed in the manner provided in these Bylaws.

Section 3.3 Continuing Directors.

In the event of any increase or decrease in the authorized number of directors each director then serving as such shall nevertheless continue as a director until the expiration of his current term, or his prior death, retirement, resignation or removal.

Section 3.4 Election of Directors.

Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting of the stockholders. Votes against the directors and votes withheld with respect to the election of directors shall have no legal effect. Elections of directors need not be by ballot except upon demand made by a stockholder at the meeting and before the voting begins. The election of directors is subject to any provisions contained in the Certificate of Incorporation relating thereto, including any provisions for a classified Board.

Section 3.5 Resignation.

A director may resign by giving written notice to the Board, the Chairman of the Board, the Chief Executive Officer, the President, the Executive Vice President, or the Secretary. Such resignation shall take effect upon receipt of such notice or at a later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If the resignation of a director is effective at a future time, the Board may elect a successor to take office when the resignation becomes effective.

Section 3.6 Vacancies.

Should a vacancy occur or be created on the Board through an increase in the exact number of directors within the authorized range set forth in the Certificate of Incorporation, such vacancy shall be filled by a majority vote of then serving directors or by an affirmative vote of the holders of not less than a majority of the voting power of the outstanding shares of common stock. If, during the interval between annual meetings of stockholders for the election of directors, any vacancies exist or are created, by reason of resignation, death or removal, the vacancy or vacancies in the directors may be filled by a majority vote of the remaining directors or by an affirmative vote of the holders of not less than a majority of the voting power of the outstanding shares of common stock.

Section 3.7 Place of Meeting.

The Board may by resolution designate a place within or without the State of Delaware, where a regular or special meeting of the Board shall be held. In the absence of such designation, meetings of the Board shall be held at the principal executive office of the Company.

Section 3.8 Meetings by Conference Telephone.

A meeting of the Board may be held through the use of conference telephone or other communications equipment, so long as all members participating in such meeting can hear one another. Participation in such a meeting shall constitute presence at such meeting. Directors are entitled to participate in any and all Board meetings through the use of conference telephone or other communications equipment. No director shall be excluded from any Board meeting or any portion of a Board meeting because such director elects to participate through the use of conference telephone or other communications equipment and the Company shall make all necessary arrangements to allow directors to participate in Board meetings through the use of a conference telephone or other communications equipment. No notice of meeting shall require any director to attend a Board meeting in person.

Section 3.9 Meetings.

Meetings of the Board shall be held at the times fixed by resolutions of the Board or upon call of the Chairman of the Board, the Chief Executive Officer, the President or, if there is no President, the Executive Vice President. The Secretary or officer performing his or her duties shall give reasonable notice (which shall not in any event be less than two (2) days notice delivered by mail, personally or by telephone, including a voice messaging system or by electronic transmission by the Company) of all meetings of directors, provided that a meeting may be held without notice immediately after the annual election, and notice need not be given of regular meetings held at times fixed by resolution of the Board. Meetings may be held at any time without notice if all of the directors are present or if those not present waive notice either before or after the meeting. Notice by mail, facsimile, telegraph or electronic transmission to the usual business, electronic mail or residence address of the directors not less than the time above specified before the meeting shall be sufficient.

Section 3.10 Waiver of Notice.

Transactions at any meeting of the Board, however called and noticed and wherever held, shall be valid as though transacted at a meeting duly held, after regular call and notice, if (i) a quorum is present, (ii) no director present protests lack of notice prior to or at the commencement of the meeting, and (iii) each director who did not receive proper notice and who is not present at the meeting gives a written waiver of notice, a consent to holding such meeting, or an approval of the minutes thereof whether before or after the meeting. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 3.11 Quorum.

A majority of the authorized number of directors shall constitute a quorum for the transaction of business. Except as otherwise provided by the Certificate of Incorporation or these Bylaws, every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is an act of the Board. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 3.12 Adjournment and Notice Thereof.

Any meeting of the Board, whether or not a quorum is present, may be adjourned by a majority vote of the directors present. If the meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment; provided, however, notice of time and the place of holding an adjourned meeting for less than 24 hours need not be given to absent directors if the time and place are fixed at the adjourned meeting.

Section 3.13 Action Without Meeting.

Any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board individually or collectively consent to such action in writing. Any consent in writing or by electronic transmissions shall be filed with the minutes of the proceedings of the Board. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such action by written consent shall have the same force and effect as a unanimous vote of the directors at a duly held meeting of the Board.

Section 3.14 Expense Reimbursement and Compensation.

Directors and members of committees may be paid such compensation, if any, for their services and such reimbursement for expenses, as may be fixed or determined by resolution of the Board. This Section 3.14 shall not be construed to preclude any director from serving the Company in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for those services.

Section 3.15 Committees.

(a) The Board may, by resolution adopted by a majority of the authorized number of directors, (i) designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board and (ii) designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of a committee of the Board, the other members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act in the place of such absent or disqualified member.

To the extent permitted by resolution of the Board, a committee may exercise all of the authority of the Board to the extent permitted by Section 141(c)(2) of DGCL, except with respect to:

(1) the approval, adoption or recommendation of any action which, under DGCL, also requires stockholders’ approval or approval of the outstanding shares;

(2) the filling of vacancies on the Board or in any committee;

(3) the fixing of compensation of the directors for serving on the Board or on any committee;

(4) the amendment or repeal of these Bylaws or the adoption of new bylaws;

(5) the amendment or repeal of any resolution of the Board which by such resolution’s express terms is not so amendable or repealable;

(6) a distribution to the stockholders of the Company, except at a rate or in a periodic amount or within a price range set forth in the Certificate of Incorporation or determined by the Board; or

(7) the appointment of any other committees of the Board or the members of these committees.

(b) Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section 3.7 (place of meeting), Section 3.8 (meetings by conference telephone), Section 3.9 (meetings), Section 3.10 (waiver of notice), Section 3.11 (quorum), Section 3.12 (adjournment and notice thereof), and Section 3.13 (action without meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee; special meetings of committees may also be called by resolution of the Board or by resolution of the committee; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the governance of any committee not inconsistent with the provisions of these Bylaws.

Section 3.16 Right of Inspection.

Each director shall have the right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the Company and its subsidiary companies, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and make extracts.

Section 3.17 Chairman of the Board.

The Company may also have, at the discretion of the Board, a Chairman of the Board who shall not be considered an officer of the Company. The Chairman of the Board shall preside at all meetings of the Board at which he or she is present and shall exercise and perform such other powers and duties as may be prescribed by the Board or these Bylaws.

ARTICLE IV
OFFICERS

Section 4.1 Officers.

The Company shall have (i) a Chief Executive Officer, (ii) a Secretary, and (iii) a Chief Financial Officer. The Company may also have, at the discretion of the Board, a President, an Executive Vice President, one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers as the Board may deem appropriate. Any number of offices may be held by the same person.

Section 4.2 Additional Officers.

Officers other than the Chief Executive Officer, the Executive Vice President, the Secretary, and the Chief Financial Officer are herein referred to as “Additional Officers”. The Board may elect, and may empower the Chairman of the Board, the Chief Executive Officer, the President or the Executive Vice President to appoint, such Additional Officers as the Board may deem appropriate. Each Additional Officer shall hold office for such period, shall have such authority, and shall perform such duties, as are provided in these Bylaws or as the Board may designate.

Section 4.3 Election and Term.

Except as otherwise herein provided, the officers of the Company shall be elected by the Board at its regular organizational meeting or at a subsequent meeting. Subject to the rights, if any, of an officer under any contract of employment, each officer shall hold office at the pleasure of the Board, or until his death, resignation or removal.

Section 4.4 Resignation and Removal.

(a) An officer may resign at any time by giving written notice to the Company. Such resignation shall be without prejudice to any rights the Company may have under any contract to which the officer is a party. Such resignation shall take effect upon the receipt of such notice or at a later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

(b) The Board may remove any officer with or without cause, and such action shall be conclusive upon the officer so removed. The Board may authorize any officer to remove subordinate officers. Any removal shall be without prejudice to rights the officer may have under any employment contract with the Company.

Section 4.5 Vacancies.

A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these Bylaws for election or appointment to such office.

Section 4.6 Chief Executive Officer.

The Chief Executive Officer of the Company shall have and be vested with general supervisory power and authority over the business and affairs of the Company. He or she shall see that all orders and resolutions of the Board are carried into effect. He or she shall sign or countersign or authorize another officer of the Company to sign all certificates contracts, and other instruments of the Company as authorized by the Board, shall make reports to the Board and stockholders and shall perform all such other duties as may be directed by the Board or these Bylaws. The Chief Executive Officer shall preside over all meetings of stockholders as chairman of the meeting.

The President (or if there is no President, the Executive Vice President) shall, in the event of absence, disability or refusal to act of the Chief Executive Officer, perform the duties and exercise the powers of the Chief Executive Officer, and shall have such powers and discharge such duties as may be assigned from time to time by the Board.

Section 4.7 President; Executive Vice President.

The President (or if there is no President, the Executive Vice President) shall have and be vested with general supervisory power and authority over the business and affairs of the Company and shall perform all such duties as may be directed by the Board or these Bylaws, subject at all times to the authority of the Chief Executive Officer. The President (or if there is no President, the Executive Vice President) shall also have and exercise all of the duties, power and authority prescribed for the Chief Executive Officer except with respect to such specific authority as is reserved for the Chief Executive Officer.

Section 4.8 Vice Presidents.

Vice Presidents shall have such powers and duties as may be prescribed by the Board, the Chairman of the Board, the Chief Executive Officer, the President or the Executive Vice President.

Section 4.9 Chief Financial Officer; Treasurer.

The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Company with such depositaries as may be designated by the Board. He or she shall disburse the funds of the Company as may be ordered by the Board, shall render to the Chief Executive Officer, the President, the Executive Vice President, and directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Company, and shall have other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

If there be any Treasurer, the Treasurer shall, in the event of absence, disability or refusal to act of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer, and shall have such powers and discharge such duties as may be assigned from time to time by the Chief Executive Officer, the President or the Executive Vice President or by the Board.

Section 4.10 Secretary.

(a) The Secretary shall keep or cause to be kept full and accurate records of all meetings of stockholders and all meetings of directors. Such records shall include books of minutes of all meetings of stockholders, meetings of the Board, and meetings of committees. The information in such books of minutes shall include the names of those present at Board and committee meetings and the number of shares represented at stockholders’ meetings.

(b) The Secretary shall give or cause to be given notice of all meetings of stockholders, of the Board, and of any committees, whenever such notice is required by law or these Bylaws.

(c) The Secretary shall keep or cause to be kept at the principal executive office, or at the office of the Company’s transfer agent or registrar if either be appointed, a share register, or a duplicate share register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

(d) The Secretary shall keep or cause to be kept a copy of these Bylaws of the Company at the principal executive office or business office.

(e) The Secretary shall keep the corporate seal in safe custody.

(f) The Secretary shall have all the powers and duties ordinarily incident to the office of a secretary of a corporation and such other duties as may be prescribed by the Board.

(g) If there be any Assistant Secretaries, one or more Assistant Secretaries, in order of seniority, shall, in the event of the absence, disability or refusal to act of the Secretary, perform the duties and exercise the powers of the Secretary, and shall have such powers and discharge such duties as may be assigned from time to time by the Chief Executive Officer, the President or the Executive Vice President or by the Board.

Section 4.11 Compensation.

The Board may fix, or may appoint a committee to fix, the compensation of all officers and employees of the Company. The Board may authorize any officer upon whom the power of appointing subordinate officers may have been conferred to fix the compensation of such subordinate officers.

ARTICLE V
DIVIDENDS AND FINANCE

Section 5.1 Dividends.

Dividends upon the capital stock of the Company, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

Section 5.2 Fiscal Year.

The fiscal year of the Company shall be fixed by resolution of the Board and may be changed by the Board.

ARTICLE VI
INDEMNIFICATION

Section 6.1 Right to Indemnification.

The Company shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee, duly authorized attorney-in-fact, or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person. The Company shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of the Company.

Section 6.2 Prepayment of Expenses.

The Company shall pay the expenses (including attorneys’ fees) incurred in defending any proceeding, for which indemnification is required pursuant to Section 6.1 of these Bylaws, in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise.

Section 6.3 Non-Exclusivity of Rights.

The rights conferred on any person by this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 6.4 Other Indemnification.

The Company’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another Company, partnership, joint venture, trust or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust or other enterprise.

Section 6.5 Insurance.

The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company, or such person who is or was serving at the request of the Company as a director, officer, employee or agent of another Company, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under Delaware law.

Section 6.6 Conflicts.

No indemnification or advance shall be made under this Article VI, except where such indemnification or advance is mandated by law or order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears: (i) that it would be inconsistent with a provision of the Certificate of Incorporation, these Bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or (ii) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 6.7 Amendment or Repeal.

Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection under this Article VI of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VII
MISCELLANEOUS

Section 7.1 Maintenance of Share Register.

The Company shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

Section 7.2 Interested Directors and Officers; Quorum.

No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to such director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (2) the material facts as to such director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified by the Board, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

Section 7.3 Registered Stockholder.

Except as may otherwise be required by law, by the Certificate of Incorporation or by these Bylaws, the Company shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Company in accordance with the requirements of these Bylaws.

Section 7.4 Inspection of Bylaws.

The Company shall keep at its principal executive office the original or a copy of these Bylaws as amended to date, which copy shall be open to inspection by stockholders at reasonable times during office hours.

Section 7.5 Certificates of Stock.

(a) Shares of the capital stock of the Company may be certificated or uncertificated, as provided under the DGCL. Each stockholder, upon written request to the transfer agent or registrar of the Company, shall be entitled to a certificate of the capital stock of the Company in such form as may from time to time be prescribed by the Board. Any certificates issued to any stockholder of the Company shall be signed in the name of the Company by (i) the Chairman of the Board, the Chief Executive Officer, the President or the Executive Vice President and (ii) the Secretary, any Assistant Secretary, the Chief Financial Officer, any Assistant Chief Financial Officer of the Company, Treasurer or any Assistant Treasurer. Any of the signatures on the certificate may be facsimile. If any officer, transfer agent or registrar whose signature appears on the certificate shall cease to be such an officer, transfer agent or registrar before such certificate is issued, the certificate may be issued by the Company with the same effect as if such person continued to be an officer, transfer agent or registrar at the date of issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Company is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law. The Company shall be permitted to issue fractional shares.

(b) To the fullest extent permitted by law, shares may be issued prior to full payment under such restrictions and for such purposes as the Board may lawfully provide; provided, however, that on any certificate issued to represent any partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereof shall be stated.

(c) Except as provided in this Section 7.5, no new certificate for shares shall be issued in lieu of an old one unless the old certificate is surrendered and canceled at the same time. The Company may, however, in case any certificate is alleged to have been lost, stolen or destroyed, issue (i) a new certificate or certificates of stock or (ii) uncertificated shares in place of any certificate or certificates previously issued by the Company alleged to have been lost, stolen or destroyed, and the Company may require that the Company be given a bond or other adequate security sufficient to indemnify the Company against any claim that may be made against it (including expense or liability) on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

Section 7.6 Transfers of Stock.

(a) Upon surrender to the Company or the transfer agent of the Company of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Company to issue a new certificate or evidence of the issuance of uncertificated shares to the stockholder entitled thereto, cancel the old certificate and record the transaction upon the Company’s books. Upon the surrender of any certificate for transfer of stock, such certificate shall at once be conspicuously marked on its face "Cancelled" and filed with the permanent stock records of the Company.

(b) Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the stockholder entitled thereto and the transaction shall be recorded upon the books of the Company. If the Company has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.

(c) The Board may appoint a transfer agent and one or more co-transfer agents and registrar and one or more co-registrars and may make or authorize such agent to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock.

Section 7.7 Rights Plans.

(a) The Board shall seek stockholder approval prior to its adoption of a Rights Plan, unless the Board, in the exercise of its fiduciary duties and with the concurrence of a majority of its independent directors, determines that, under the circumstances existing at the time, it is in the best interests of the stockholders of the Company to adopt a Rights Plan without delay.

(b) If a Rights Plan is adopted by the Company without prior approval of the stockholders of the Company, such plan must provide that it shall expire unless ratified by the stockholders of the Company within one (1) year of adoption.

(c) For purposes of this Section 7.7, the term "Rights Plan" refers generally to any plan providing for the distribution of preferred stock, rights, warrants, options or debt in to the stockholders of the Company, designed to deter non-negotiated takeovers by conferring certain rights on the stockholders of the Company upon the occurrence of a "triggering event" such as a tender offer or third party acquisition of a specified percentage of stock.

Section 7.8 Annual Statement to Stockholders.

The Board shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Company.

Section 7.9 Representation of Shares of Other Corporations.

The Chairman of the Board, the Chief Executive Officer, the President, the Executive Vice President, the Secretary, the Chief Financial Officer and such other officers as the Board may designate by resolution are each authorized to vote, represent and exercise on behalf of the Company all rights incident to any and all shares of any other corporation or corporations standing in the name of the Company. The authority herein granted may be exercised either by any such officer in person or by any other person so authorized to do by proxy or power of attorney duly elected by said officer.

Section 7.10 Stock Purchase Plan.

The Company may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired, to one or more of the employees or directors of the Company or of a subsidiary or to a trustee on their behalf and for the payment for such shares in installments or at one time, and may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes or otherwise.

Any such stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement, the number of shares which may be subscribed for, the method of payment therefor, the reservation of title until full payment therefor, the effect of the termination of employment, an option or obligation on the part of the Company to repurchase the shares upon termination of employment, restrictions upon transfer of the shares, the time limits of and termination of the plan, and any other matters, not in violation of applicable law, and may be included in the plan as approved or authorized by the Board or any committee of the Board.

Section 7.11 Construction.

Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular includes the plural, plural number includes the singular, and the term “person” includes both a corporation and a natural person.

Section 7.12 Amendment of These Bylaws.

Subject to restrictions contained in the Certificate of Incorporation, these Bylaws, or any of them, may be amended, altered or repealed and new Bylaws may be adopted, in each case in any manner not inconsistent with DGCL or the Certificate of Incorporation, by the affirmative vote of at least a majority of the members of the Board or by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of common stock of the Company. Notwithstanding the foregoing, no amendment, modification or waiver shall be binding or effective with respect to this Section 7.12 without the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of common stock of the Company.

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CERTIFICATE OF SECRETARY

OF

SYNUTRA INTERNATIONAL, INC.,

a Delaware Corporation

I hereby certify that I am the acting Secretary of Synutra International, Inc., a Delaware corporation (the “Company”), and that the foregoing Amended and Restated Bylaws (the “Bylaws”), comprising twenty (21) pages, constitute the Bylaws of the Company as duly adopted by the Board of Directors on June 11th, 2008.

/s/ Weiguo Zhang
Weiguo Zhang
President, Chief Operating Officer
and Acting Secretary